Exhibit 32

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In connection with the Quarterly Report of Conversion Services International, Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), Scott Newman, Chief Executive Officer of the Company and Mitchell Peipert, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that:


      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ SCOTT NEWMAN
----------------
Scott Newman
Chief Executive Officer
November 22, 2004


/S/ MITCHELL PEIPERT
--------------------
Mitchell Peipert
Chief Financial Officer
November 22, 2004